Exhibit 1.1

1,200,000 Shares
ChoiceOne Financial Services, Inc.
Common Stock
UNDERWRITING AGREEMENT
July 25, 2024
D.A. DAVIDSON & CO.
757 3rd Avenue, Suite 1902
New York, New York 10017
Ladies and Gentlemen:
ChoiceOne Financial Services, Inc., a Michigan corporation (the “Company”), proposes to issue and sell to D.A. Davidson & Co. (the “Underwriter”), pursuant to the terms set forth herein (this “Agreement”), an aggregate of 1,200,000 shares (the “Firm Shares”) of the Company’s common stock, no par value per share (the “Common Stock”). The Company has also granted to the Underwriter an option to purchase up to an additional 180,000 shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares.”
The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-272337), including a prospectus, covering the public offering and sale of certain securities of the Company, including the Shares, under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), which shelf registration statement has been declared effective by the Commission. Such registration statement, as of any time, including any post-effective amendments thereto at such time, the financial statements, exhibits and any schedules thereto, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act, and including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B of the Securities Act Regulations (“Rule 430B”), is called the “Registration Statement;” provided, that the Registration Statement without reference to a time means such registration statement as amended by any post-effective amendment thereto as of the time of the first contract of sale of the Shares, which time shall be considered the “new effective date” of the Registration Statement with respect to the Shares within the meaning of Rule 430B(f)(2), including the exhibits and schedules thereto as of such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. From and after the date and time of filing of any registration statement increasing the size of the offering pursuant to Rule 462(b) under the Securities Act Regulations (“Rule 462(b)” and such registration statement, a “Rule 462(b) Registration Statement”), the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus, in the form first used by the Underwriter to confirm sales of the Shares or in the form first made available to the Underwriter by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act Regulations, is referred to herein as the “Prospectus Supplement.” The term “Base Prospectus” means the prospectus relating to the Shares, in the form in which it was filed with the Commission as part of the Registration Statement at the time it became effective on June 20, 2023, or in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement. The term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement, and each prospectus in preliminary form that describes the Shares and the offering thereof and is used prior to the filing of the Prospectus is referred to herein as a “preliminary prospectus.” The preliminary prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereinafter called the “Pricing Prospectus.” The “Pricing Disclosure Package” means the Pricing Prospectus, together with the Issuer Free Writing Prospectuses (as defined below), if any, listed on Schedule I hereto, and the pricing information conveyed orally to investors, and as set forth on Schedule I hereto. For the purposes of this Agreement, the “Applicable Time” is 7:10 A.M., New York City time, on July 25, 2024. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act Regulations (“Rule 433”)), including, without limitation, any “free writing prospectus” (as defined in Rule 405 under the Securities Act Regulations (“Rule 405”)), relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g). As used herein, “Road Show” means a “road show” (as defined in Rule 433) relating to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405). As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Pricing Disclosure Package” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Pricing Disclosure Package, any preliminary prospectus or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405. “Permitted Written Testing-the-Waters Communication” means the Written Testing-the-Waters Communications, if any, listed on Schedule II hereto.

The Company and the Bank (as defined below) confirm as follows their respective agreement with the Underwriter.
Section 1.
(a)   The Company represents and warrants to the Underwriter at the date hereof, the Applicable Time, the Closing Date (as defined below) and each Option Closing Date (as defined below) and agrees with the Underwriter, as follows:
(i) Compliance of the Registration Statement, the Prospectus and Incorporated Documents. The Company meets the requirements for use of Form S-3 under the Securities Act. Each of the Registration Statement, the Rule 462(b) Registration Statement, if any, and any post-effective amendment thereto has become effective under the Securities Act and the initial effective date of the Registration Statement is not more than three years before the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.
Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and as of each deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) and any Rule 462(b) Registration Statement, if applicable, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Base Prospectus, each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations and are identical to the electronically transmitted copies thereof filed with the Commission pursuant to Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T and except for any legends required under Securities Act Regulations.
The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations (as defined below).

(ii) Accurate Disclosure. None of the Registration Statement, the Pricing Disclosure Package, the Prospectus, any preliminary prospectus, the Rule 462(b) Registration Statement, if any, nor any post-effective amendment thereto, at its effective time, or at the Closing Date contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, if any, the Pricing Disclosure Package and the Prospectus, at the time the Registration Statement or the Rule 462(b) Registration Statement became effective or when such incorporated documents were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the Rule 462(b) Registration Statement, if any, the Pricing Disclosure Package and the Prospectus, as the case may be, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date or at the Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statement, the Rule 462(b) Registration Statement, if any, the Pricing Disclosure Package and the Prospectus, or to be filed as an exhibit to the Registration Statement or the Rule 462(b) Registration Statement, if any, which are not described or filed as required. There are no business relationships or related person transactions involving the Company or any Subsidiary (as defined herein) or any other person required to be described in the Registration Statement, the Rule 462(b) Registration Statement, if any, the Pricing Disclosure Package and the Prospectus that have not been described as required.
The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement or any amendment thereto or the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the second and third sentences of the first paragraph under the heading “Underwriting Discount” and the information under the heading “Price Stabilization, Short Positions, and Penalty Bids,” each under the heading “Underwriting,” in each case, contained in the Registration Statement, any Rule 462(b) Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).
(iii) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus, that has not been superseded or modified.
(iv) Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and (C) at the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.
(v) Auditors. Each of (A) Plante & Moran, PLLC, the accounting firm that certified the financial statements and supporting schedules of the Company that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and (B) Rehmann LLC, the accounting firm that certified the financial statements of Fentura Financial, Inc. (“FETM”) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is (i) an independent public accountant as required by the Securities Act, the Securities Act Regulations, the Exchange Act, the rules and regulations promulgated under the Exchange Act (the “Exchange Act Regulations”) and the Public Company Accounting Oversight Board (the “PCAOB”), and (ii) a registered public accounting firm, as defined by the PCAOB, which has not had its registration superseded or revoked and which has not requested that such registration be withdrawn; provided, however, the foregoing clauses (i) and (ii) are, with respect to Rehmann LLC and FETM, to the knowledge of the Company. With respect to the Company, neither Plante & Moran, PLLC, nor, to the knowledge of the Company, Rehmann LLC is or has been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission.

(vi) Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company and its consolidated Subsidiaries (as defined below) and, to the knowledge of the Company, FETM and its consolidated Subsidiaries, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, comply with the requirements of the Securities Act and present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries (as defined below), and FETM and its consolidated Subsidiaries, at the respective dates of and for the respective periods to which they apply. The financial statements of the Company and its consolidated Subsidiaries and, to the knowledge of the Company, FETM and its consolidated Subsidiaries, at the dates indicated have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent, in all material respects, with that of the audited financial statements included therein. The pro forma financial statements incorporated by reference in, and the pro forma information included in, the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the notes related thereto (A) present fairly, in all material respects, the financial position of (1) the Company and its consolidated Subsidiaries, and (2) to the knowledge of the Company, FETM and its consolidated Subsidiaries, at the dates and for the periods specified, and on a combined pro forma basis as of the date specified, and (B) present fairly, in all material respects, the results of operations of (1) the Company and its consolidated Subsidiaries, and (2) to the knowledge of the Company, FETM and its consolidated Subsidiaries, at the dates and for the periods specified, and on a combined pro forma basis as of the date specified; said pro forma financial statements and pro forma information referred to in (A) and (B) have been prepared in conformity with the requirements of Article 11 of Regulation S-X under the 1933 Act and GAAP, applied on a consistent basis throughout the periods involved, and give effect to assumptions and adjustments made in good faith and on a reasonable basis as set forth therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus. To the extent applicable, all disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act.
(vii) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse effect, or any development that would reasonably be expected to result in a material adverse effect, (i) on the general affairs, condition (financial or otherwise), business, properties, prospects, management, financial position, shareholders’ equity, assets, liabilities or results of operations, of the Company and its subsidiaries (as defined in Rule 405) considered as one enterprise, whether or not arising in the ordinary course of business or (ii) in the ability of the Company to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (each of (i) and (ii) a “Material Adverse Effect”), (B) there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of the Subsidiaries, (C) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of the Subsidiaries or, to the knowledge of the Company, FETM or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to each of the Company and the Subsidiaries or FETM and its Subsidiaries, each considered as one enterprise, (D) the Company has not purchased any of its outstanding capital stock and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (E) there has been no material loss or interference with the Company’s business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(viii) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Michigan and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.
(ix) Good Standing of Subsidiaries. ChoiceOne Bank (the “Bank”) is a bank chartered under the laws of the State of Michigan and the charter of the Bank is in full force and effect. The Bank is the only “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act) (the “Significant Subsidiary”). Each other direct or indirect subsidiary (as defined in Rule 405) of the Company (the Bank and each such subsidiary being referred to herein individually as a “Subsidiary”) and, to the knowledge of the Company, FETM and each of its Subsidiaries has been duly organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation, formation or organization, has the requisite corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly qualified as a foreign corporation or other business entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary were was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party. The only Subsidiaries of the Company and, to the knowledge of the Company, FETM are those listed on Schedule III hereto, which includes the Subsidiaries of the Company listed on Exhibit 21 to the Registration Statement. Except for the Subsidiaries, the Company does not own beneficially, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests in any corporation, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.
(x) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus). The shares of issued and outstanding capital stock of the Company and, to the knowledge of the Company, FETM have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company and, to the knowledge of the Company, FETM was issued in violation of the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company, or FETM, as applicable, or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party.
(xi) Company Equity Awards. With respect to any stock options, restricted stock, restricted stock units, performance-based equity awards or other equity or equity-based awards (the “Equity Awards”) granted pursuant to any compensation or incentive plan of the Company or any of its Subsidiaries providing for the issuance of Equity Awards (the “Company Plans”), (A) each grant of an Equity Award was duly authorized no later than the date on which the grant of such Equity Award was by its terms to be effective by all necessary corporate action, and (B) each such grant was made in accordance with the terms of the Company Plans and in material compliance with all other applicable laws and regulatory rules or requirements.

(xii) Authorization of Agreement. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by the Company.
(xiii) Securities Offerings. All offers and sales of the Company’s capital stock and debt or other securities by the Company prior to the date hereof were made in compliance with or were the subject of an available exemption from the Securities Act and the Securities Act Regulations and all other applicable state and federal laws or regulations, or any actions under the Securities Act and the Securities Act Regulations or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.
(xiv) Authorization and Description of Shares. The Shares to be purchased by the Underwriter from the Company have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such statements conform, in all material respects, to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability for the debts of the Company by reason of being such a holder; and the issuance of the Shares is not subject to the preemptive rights, “gross-up rights,” rights of first refusal or other similar rights of any securityholder of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of the Subsidiaries other than those described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.
(xv) Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person registration rights or other similar rights to have any securities registered for resale pursuant to the Registration Statement or otherwise registered for resale or sold by the Company under the Securities Act by reason of filing of the Registration Statement with the Commission or by reason of the sale of the Shares by the Company pursuant to this Agreement.
(xvi) Summaries of Legal Matters. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Common Stock” and “Supervision and Regulation,” insofar as they purport to describe the provisions of the laws and regulations or documents referred to therein, are accurate and complete in all material respects.

(xvii) Absence of Defaults and Conflicts. The Company is not in violation of its Restated Articles of Incorporation, as amended to date (the “Charter”), or Bylaws, as amended to date (the “Bylaws”); none of the Subsidiaries, including the Bank, is in violation of its charter, bylaws or other organizational documents; to the knowledge of the Company, none of FETM or any of its Subsidiaries is in violation of its charter, bylaws or other organizational documents; and neither the Company nor any of its Subsidiaries and, to the knowledge of the Company, FETM or any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, any of its Subsidiaries or FETM and any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), or in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for such violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and therein, and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Subsidiary or, to the knowledge of the Company, FETM or any of its Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect); nor will such action result in any violation of the provisions of the Charter or Bylaws of the Company, the charter, bylaws or other organizational document of any Subsidiary or, to the knowledge of the Company, the charter, bylaws or other organizational document of FETM or any of its Subsidiaries; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or, to the knowledge of the Company, FETM or any of its Subsidiaries or any of their respective assets, properties or operations (except for such violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any Subsidiary or, to the knowledge of the Company, FETM or any of its Subsidiaries.
(xviii) Nasdaq Compliance. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, is listed on The Nasdaq Capital Market (“Nasdaq”) and is in compliance in all material respects with the requirements of Nasdaq for continued listing of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing approval. The transactions contemplated by this Agreement will not contravene the rules or regulations of Nasdaq.
(xix) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) there is (1) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary before the National Labor Relations Board or any similar domestic or foreign body, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (2) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary and (3) no union representation dispute currently existing concerning the employees of the Company or any Subsidiary, (B) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any Subsidiary and (C) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) or any similar domestic or foreign law or the rules and regulations promulgated thereunder concerning the employees of the Company or any Subsidiary.

(xx) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, any Subsidiary or, to the knowledge of the Company, FETM, which is required to be disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus (other than as disclosed therein), or which, if determined adversely to the Company or any Subsidiary, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or which could materially and adversely affect the properties or assets thereof, nor to the Company’s knowledge, is there any basis for any such action, suit, inquiry, proceeding or investigation; the aggregate of all pending legal or governmental proceedings to which the Company, any Subsidiary or FETM is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, Pricing Disclosure Package and Prospectus, including ordinary routine litigation incidental to the business, if determined adversely to the Company or any Subsidiary, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(xxi) Bank Holding Company Act. The Company has been duly registered as, and meets in all material respects the applicable requirements for qualification as, a financial holding company under the applicable provisions of the Bank Holding Company Act of 1956, as amended. The activities of the Company are permitted of a financial holding company, and the activities of the Subsidiaries are permitted of subsidiaries of a financial holding company, under applicable law and the rules and regulations of the Board of Governors of the Federal Reserve System (“Federal Reserve”) set forth in Title 12 of the Code of Federal Regulations. The Company is “well capitalized” as that term is defined at 12 CFR part 225.
(xxii) Compliance with Bank Regulatory Authorities. The Company and each of its Subsidiaries and, to the knowledge of the Company, FETM and each of its Subsidiaries, is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, all applicable regulations and orders of, or agreements with, the Federal Reserve, the Federal Deposit Insurance Corporation (“FDIC”), and the Michigan Department of Insurance and Financial Services (the “DIFS”), as applicable (collectively, the “Bank Regulatory Authorities”), the Equal Credit Opportunity Act, the Fair Housing Act, the Truth in Lending Act, the Community Reinvestment Act (the “CRA”), the Home Mortgage Disclosure Act, the Bank Secrecy Act of 1970 (“Bank Secrecy Act”), as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”), to the extent such laws or regulations apply to the Company or the Bank, as applicable. The Company and each of its Subsidiaries has no knowledge of any facts and circumstances, and has no reason to believe that any facts or circumstances exist, that could cause the Bank (A) to be deemed not to be in satisfactory compliance with the CRA and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory,” or (B) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act, the USA Patriot Act or any order issued with respect to the Anti-Money Laundering Laws (as defined below). As of June 30, 2024, the Bank was “well managed” and met or exceeded the standards necessary to be considered “well capitalized” under the regulatory framework for prompt corrective action of the FDIC. The Bank has been duly chartered, is validly existing under the laws of the State of Michigan and holds the requisite authority to do business as a state-chartered bank with banking powers under the laws of the State of Michigan. The Bank is the only depository institution subsidiary of the Company and the Bank is a member in good standing of the Federal Home Loan Bank System. The activities of the Bank are permitted under the laws and regulations of the State of Michigan. Since December 31, 2018, the Company, the Bank and each of their respective Subsidiaries have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the FDIC, the DIFS, and any other applicable federal or state banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports, as amended, complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC and any other applicable federal or state banking authorities, as the case may be. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company, the Bank or any of their respective Subsidiaries is a party or subject to any formal or informal agreement, memorandum of understanding, consent decree, directive, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement as described under 12 U.S.C. § 1818(u) with, or order issued by, or has adopted any board resolutions at the request of, the Federal Reserve, the FDIC, the DIFS or any other applicable federal or state bank regulatory authority that restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions or that imposes any restrictions or requirements not generally applicable to financial holding companies or commercial banks. There is no unresolved violation, criticism or exception by any Bank Regulatory Authority with respect to any examination of the Company, the Bank or any of the Company’s other Subsidiaries, which might reasonably be expected to result in a Material Adverse Effect.

(xxiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the documents to be filed as exhibits thereto which have not been so described and filed as required.
(xxiv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body is necessary or required for the performance by the Company of its obligations under this Agreement in connection with the offering, issuance or sale of the Shares or the consummation of the transactions contemplated in this Agreement prior to the Closing Date, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the rules of Nasdaq, the securities laws of any state or non-U.S. jurisdiction or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). All of the information provided to the Underwriter or to counsel for the Underwriter by the Company, the Bank, the Company’s other Subsidiaries or, to the knowledge of the Company, its legal counsel in connection with the offering of the Shares is true, complete, correct and compliant with FINRA’s rules, in all material respects, and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules are true, complete and correct in all material respects.
(xxv) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, franchises, approvals, certificates, orders, qualifications, designations, filings, licenses, approvals, registrations, memberships, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such Governmental License or result in any other material impairment of the rights of any such Governmental License; all of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses. Neither the Company nor any of its Subsidiaries has failed to file with applicable regulatory authorities any material statement, report, information or form required by any applicable law, regulation or order, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.
(xxvi) Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary. All of the leases and subleases under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect and are held under valid, subsisting and enforceable leases, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.
(xxvii)
Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), systems, technology, trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or possess such Intellectual Property would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which could render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, except where such infringement, conflict, inadequacy or invalidity would not reasonably be expected to have a Material Adverse Effect.

(xxviii)
Environmental Laws. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that could result in forming the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.
(xxix) ERISA. Each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company or any Subsidiary or any member of the Company’s “control group” (within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 4001(a)(14) of ERISA) (the “Controlled Group”), for employees or former employees of the Company and its affiliates or with respect to which the Company, any Subsidiary or any member of the Controlled Group has any liability, whether fixed or contingent (each, a “Plan”), has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code. No “prohibited transaction,” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such Plan excluding transactions effected pursuant to a statutory or administrative exemption. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Plan. No Plan, if such Plan were terminated, would reasonably be expected to have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, the Subsidiaries nor any member of their Controlled Group has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to a Plan, or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and either has received a current favorable determination from the IRS or may rely upon a current favorable opinion letter from the IRS that such Employee Benefit Plan is so qualified, and nothing has occurred, whether by action or failure to act, which could cause the loss of such qualification. No Plan is subject to Section 412 of the Code or Section 302 or Title IV of ERISA. Neither the Company nor any of its Subsidiaries nor any member of the Controlled Group has or has had any “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) with respect to a Plan. To the knowledge of the Company, there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign agency.
(xxx) Internal Control Over Financial Reporting. The Company and each of its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act Regulations) that complies in all material respects with the requirements of the Exchange Act applicable to them, and has been designed by the Company’s principal executive officer and principal financial officer and is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus is accurate and fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, (i) there has been no material weakness in the Company’s internal control over financial reporting (whether or not remediated), (ii) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting and (iii) the Company has not been advised of (a) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any Subsidiary to record, process, summarize and report financial data, or any material weaknesses in internal controls, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of the Subsidiaries.

(xxxi) Disclosure Controls and Procedures. The Company and its Subsidiaries maintain “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act in all material respects and that have been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that material information relating to the Company and its Subsidiaries is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. Since the date of the most recent audited financial statements, the Company has not been advised of (1) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or its Subsidiaries’ ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or its Subsidiaries’ internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no changes in internal controls or in other factors that could significantly affect such disclosure controls and procedures.
(xxxii)
Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors and officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act, and the rules and regulations promulgated in connection therewith with which the Company or any of its directors or officers is required to comply.
(xxxiii)
Pending Procedures and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.
(xxxiv)
Payment of Taxes. All United States federal and state income tax returns of the Company and the Subsidiaries required by law to be filed have been timely filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which have been or will be promptly contested in good faith and as to which adequate reserves have been provided in the Company’s financials in accordance with GAAP. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in the Company’s financials in accordance with GAAP. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been or would reasonably be expected to be asserted against the Company or any of its Subsidiaries or any of their respective properties or assets.
(xxxv) Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are adequate for the conduct of the business of the Company and its Subsidiaries and the value of their properties and are prudent and customary in the businesses in which they are engaged including, but not limited to, policies covering real and personal property owned or leased by the Company and each Subsidiary against theft, damage, destruction, acts of vandalism and earthquakes; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or any Subsidiary will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect. All such insurance is fully in force as of the date hereof.

(xxxvi)
Investment Company Act. The Company is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
(xxxvii)
Absence of Manipulation. Neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, has taken, directly, or indirectly, and neither the Company nor any of the Subsidiaries, nor any affiliates of the Company or its Subsidiaries, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.
(xxxviii)
Foreign Corrupt Practices Act. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, FETM nor any of its Subsidiaries nor any director, officer, agent or employee of the Company, FETM or any of their respective Subsidiaries nor, to the best knowledge of the Company, any affiliate or other person associated with or acting on behalf of the Company, FETM or any of their respective Subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any applicable non-U.S. anti-bribery or anti-corruption law, statute or regulation; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its Subsidiaries and their respective affiliates and, to the knowledge of the Company, FETM and its Subsidiaries and their respective affiliates, have conducted their businesses in compliance with the FCPA and all other applicable anti-bribery and anti-corruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(xxxix)
Anti-Money Laundering Laws. The operations and conduct of the Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates, are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act, the money laundering statutes of all applicable jurisdictions and the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency or body (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court, governmental agency or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened. The Company and its Subsidiaries and, to the knowledge of the Company, their respective affiliates, have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws.

(xl) OFAC. None of the Company, any of the Subsidiaries or any officer or director of either the Company or any Subsidiary, nor, to the knowledge of the Company, any agent, employee, affiliate or person acting on behalf of the Company or any of the Subsidiaries is or has been (A) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (i) Cuba, Iran, North Korea, Sudan, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or the Crimea region of Ukraine claimed by Russia (“Sanctioned Countries”), (ii) the government of any Sanctioned Country, (iii) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (iv) any person, entity or organization made subject of any sanctions administered or enforced by the United States Government, including, without limitation, the list of Specially Designated Nationals (“SDN List”) of the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or by the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) and the Company will not directly or indirectly use the proceeds from the sale of the Shares sold by it, or lend, contribute or otherwise make available such proceeds to any Subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC; (B) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States laws, rules or regulations; (C) a person, entity or organization currently the subject of any Sanctions; or (D) located, organized or resident in any Sanctioned Country.
(xli) Relationship. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act or Securities Act Regulations to be described in the Registration Statement and/or the Prospectus and that is not so described.
(xlii) Lending Relationship. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (A) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriter and (B) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of the Underwriter.
(xliii) No Restrictions on Subsidiaries; No Other Transactions. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is a party to a letter of intent, accepted term sheet or similar instrument or any binding agreement that contemplates an acquisition, disposition, transfer or sale of the assets (as a going concern) or capital stock of the Company or of any Subsidiary or business unit or any similar business combination transaction which would be material to the Company and its Subsidiaries taken as a whole.
(xliv) Statistical and Market-Related Data. The statistical and market related data contained in the Registration Statement, the Pricing Disclosure Package and Prospectus are based on or derived from sources which the Company believes are reliable and accurate in all material respects.
(xlv) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriter’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Underwriter and included in Schedule I hereto or any electronic road show or other written communications reviewed and consented to by the Underwriter and listed on Schedule I hereto (each a, “Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Company Additional Written Communication based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the Underwriter Information.

(xlvi) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (A) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (B) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.
(xlvii) Lock-Up Agreements. Each of the Company’s officers, as defined by Rule 16a-1(f) of the Exchange Act Regulations, and directors, in each case as listed on Schedule IV hereto, has executed and delivered lock-up agreements as contemplated in Section 6(m) hereof.
(xlviii)
Fees. Other than as contemplated by this Agreement and except in connection with the pending merger with FETM, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.
(xlix) Deposit Insurance. The deposit accounts of the Bank are insured by the FDIC up to applicable legal limits, the Bank has paid all premiums and assessments required by the FDIC and the regulations thereunder, and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened.
(l) Derivative Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than options issued under the Company’s shareholder-approved benefit plans) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its Subsidiaries or for the account of a customer of the Company or one of its Subsidiaries, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed by the Company to be financially responsible. The Company and each of its Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(li) Contracts. The material contracts to which the Company or any of its Subsidiaries is a party have been duly and validly authorized, executed and delivered by the Company or its Subsidiaries, as the case may be, and constitute the legal, valid and binding agreements of the Company or its Subsidiaries, enforceable by and against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and subject to 12 U.S.C. § 1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers and to the application of principles of public policy, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Disclosure Package and Prospectus, or referred to or described in, or filed as an exhibit to, the Pricing Disclosure Package and Prospectus, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement; and there are no contracts or documents of the Company or its Subsidiary that are required to be described in the Pricing Disclosure Package and the Prospectus or to be filed as exhibits thereto by the Securities Act or by the rules and regulations of the Commission thereunder that have not been so described and filed.

(lii) Off-Balance Sheet Transactions. There is no transaction, arrangement or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity which is required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus (other than as disclosed therein).
(liii) Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Federal Reserve or any other regulation of the Federal Reserve.
(liv) Smaller Reporting Company Status. From the time of filing of the Registration Statement through the date hereof, the Company has been and is a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K under the Securities Act (a “Smaller Reporting Company”).
(lv) Testing-the-Waters. The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Permitted Written Testing-the-Waters Communications with the consent of the Underwriter with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act, and (b) has not authorized anyone other than the Underwriter to engage in Testing-the-Waters Communications. The Company reconfirms that the Underwriter has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than the Permitted Written Testing-the-Waters Communications.
As of the Applicable Time, each Permitted Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Permitted Written Testing-the-Waters Communication, if any, does not, as of the date hereof, conflict with the information contained in the Registration Statement, any preliminary prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus; and the Company has filed publicly on EDGAR at least 15 calendar days prior to any Road Show, any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Shares.
(lvi) Cybersecurity. (A) There has been no security breach or incident, unauthorized access or disclosure, or other compromise of any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its Subsidiaries) and any such data processed or stored by third parties on behalf of the Company and its Subsidiaries, equipment or technology (collectively, “IT Systems and Data”), that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) neither the Company nor its Subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach, unauthorized access or disclosure or other compromise to their IT Systems and Data that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (C) the Company and its Subsidiaries have implemented controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(lvii) FETM Merger Agreement. Reference is hereby made to that certain Agreement and Plan of Merger, dated as of July 25, 2024, by and between the Company and FETM (the “Merger Agreement”). Nothing has come to the Company’s attention that would cause it to believe that the representations and warranties of each of the Company or FETM as set forth in the Merger Agreement and qualified by the corresponding disclosure schedules are not true and correct in all material respects (except for such representations and warranties subject to a materiality qualifier, in which case such representations and warranties are not true in all respects) or that the Company will not comply in all material respects with the covenants therein applicable to it.
(b)   The Bank represents and warrants to the Underwriter at the date hereof, the Applicable Time, the Closing Date and each Option Closing Date and agrees with the Underwriter, as follows:
(i)
Good Standing of the Bank and ChoiceOne Insurance. Each of the Bank and ChoiceOne Insurance Agencies, Inc., a Michigan corporation (“ChoiceOne Insurance”), has been duly chartered and is validly existing as a corporation under the laws of the State of Michigan, is in good standing under the laws of the State of Michigan and has been duly qualified as a foreign entity for the transaction of business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. The activities of ChoiceOne Insurance, which is a Subsidiary of the Bank, are permitted for subsidiaries of a Michigan state-chartered bank under applicable law and the rules and regulations of the DIFS.
(ii) Absence of Defaults. Neither the Bank nor any of its Subsidiaries is (A) in violation of its articles of incorporation, bylaws or other organizational or governing documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Bank or any of its Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Bank or any of its Subsidiaries is subject (collectively, the “Bank Instruments”) or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any court or governmental agency or body having jurisdiction over the Bank or any of its Subsidiaries, except, solely in the case of this clause (C), for such violations or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(iii) No Conflicts. The execution, delivery and performance of this Agreement by the Bank, compliance by the Bank with all of the provisions of this Agreement and the consummation of the transactions contemplated herein do not and will not contravene, conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Bank Instrument (except for such conflicts, breaches or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor does or will any such action contravene, conflict with or result in a breach or violation of any of the terms or provisions of the articles of incorporation or bylaws of the Bank or any law, statute, rule, regulation, judgment, order, writ or decree of any court or governmental agency or body having jurisdiction over the Bank or any of its Subsidiaries or any of their properties.
(iv) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Bank.
(c) Each of the Company and the Bank has a reasonable basis for making each of the representations set forth in Sections 1(a) and 1(b), as applicable. Each of the Company and the Bank acknowledges that the Underwriter and, for the purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriter, may rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance. Any certificate signed by, or on behalf of, the Company or the Bank delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company or the Bank, respectively, to the Underwriter as to the matters covered thereby.

Section 2.
(a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company 1,200,000 Firm Shares at a purchase price per share of $23.50 (the “Purchase Price”).
(b) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriter the right to purchase at their election up to 180,000 Option Shares, at the Purchase Price. The Underwriter may exercise its option to acquire Option Shares in whole or in part from time to time only by written notice from the Underwriter to the Company given within a period of 30 calendar days after the date of this Agreement and setting forth (i) the aggregate number of Option Shares to be purchased and (ii) the time, date and place at which such Option Shares are to be delivered, as determined by the Underwriter but in no event earlier than the Closing Date or, unless the Underwriter and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
Section 3.
(a) It is understood that the Underwriter proposes to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.
(b) The Company will deliver the Firm Shares to the Underwriter through the facilities of DTC for the account of the Underwriter, against payment of the Purchase Price therefor in Federal (same day) funds by wire transfer to an account designated by the Company, in the case of Firm Shares sold by the Company at the offices of Hunton Andrews Kurth LLP, 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202, or at such other place as shall be agreed upon by the Underwriter, at 9:00 A.M., New York City time, on July 26, 2024, unless postponed in accordance with Section 10 hereof, or such other time and date not later than 1:30 P.M., New York City time, on the fifth business day thereafter, as the Underwriter and the Company determine, such time and date of payment and delivery being referred to herein as the “Closing Date.” For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares. The certificates or book-entry security entitlements for the Firm Shares so to be delivered will be in such denominations and registered in such names as the Underwriter requests and, if the Firm Shares are to be certificated, will be delivered and made available for checking and packaging at the above offices of Hunton Andrews Kurth LLP at least 24 hours prior to the Closing Date.
(c) Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date,” which may be the Closing Date, shall be determined by the Underwriter as provided above. The Company will deliver the Option Shares being purchased on each Option Closing Date to the Underwriter through the facilities of DTC for the account of the Underwriter, against payment of the Purchase Price therefor in Federal (same day) funds by wire transfer to an account designated by the Company, in the case of Option Shares sold by the Company at the above offices of Hunton Andrews Kurth LLP, at 9:00 A.M., New York City time, on the applicable Option Closing Date. The certificates or book-entry security entitlements for the Option Shares so to be delivered will be in such denominations and registered in such names as the Underwriter requests and, if the Option Shares are to be certificated, will be delivered and made available for checking and packaging at the above offices of Hunton Andrews Kurth LLP at least 24 hours prior to such Option Closing Date.

Section 4.
(a) The Company further covenants and agrees with the Underwriter as follows:
(i) The Company, subject to Section 4(a)(ii) hereof, will comply with the requirements of Rule 430B, and will notify the Underwriter promptly, and confirm the notice in writing, (A) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Pricing Disclosure Package or the Prospectus shall have been used or filed, in which case, the Company shall furnish to the Underwriter with copies thereof, and file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d), (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Pricing Disclosure Package or the Prospectus, including any document incorporated by reference therein, or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any respective post-effective amendment thereto or of any order preventing or suspending the use of the Base Prospectus, any preliminary prospectus, or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (E) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. The Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act Regulations (“Rule 424(b)”) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.
(ii) During the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), the Company (A) will furnish to the Underwriter for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement, and (B) will not amend or supplement the Registration Statement without the Underwriter’s prior written consent. Prior to amending or supplementing any preliminary prospectus, the Pricing Prospectus or the Prospectus, the Company shall furnish to the Underwriter for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Underwriter’s prior written consent. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.
(iii) The Company shall furnish to the Underwriter for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Underwriter’s prior written consent. The Company shall furnish to the Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as the Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Shares (but in any event if at any time through and including the Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or could conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus or included or could include an untrue statement of a material fact or omitted or could omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Underwriter for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Underwriter’s prior written consent.
(iv) The Company will use its reasonable best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 4(a)(iv) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is otherwise not so subject.

(v) Upon request, the Company will deliver to the Underwriter and counsel for the Underwriter, without charge, electronic signed copies of the Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and electronic signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T and except for any legends required under Securities Act Regulations.
(vi) The Company has delivered to the Underwriter, without charge, as many written and electronic copies of each preliminary prospectus, Prospectus and/or the Pricing Prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to the Underwriter, without charge, no later than the second business day following the completion of the sale of the Shares, and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T and except for any legends required under Securities Act Regulations.
(vii) The Company will comply with the Securities Act and the Securities Act Regulations and the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required by the Securities Act (or in lieu thereof the notice referred to in Section 173(a) of the Securities Act Regulations) to be delivered in connection with sales of the Shares ending no later than nine months from the date hereof (the “Delivery Period”), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of outside counsel for the Underwriter or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof the notice referred to in Section 173(a) of the Securities Act Regulations) is delivered to a purchaser, or (iii) if it shall be necessary, in the opinion of such outside counsel, at any such time to amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, including, without limitation, any document incorporated therein by reference, in order to comply with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations, the Company will promptly (A) give the Underwriter written notice of such event or condition, (B) prepare and file with the Commission, subject to Section 3(b) of this Agreement, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and use its best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as possible, and (C) furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request. If at any time following the distribution of any Permitted Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Permitted Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriter and, should the Underwriter request, will promptly amend or supplement, at its own expense, such Permitted Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(viii) The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Underwriter as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act and satisfying the provisions of Section 11(a) of the Securities Act) covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.
(ix) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds.”
(x) The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.
(xi) The Company will use its best efforts to effect and maintain the listing of the Common Stock (including the Shares) on Nasdaq and will file with Nasdaq all documents and notices required by Nasdaq.
(xii) During a period of 90 days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of the Underwriter, directly or indirectly, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise directly or indirectly dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, or exercise any right with respect to the registration thereof, or file with the Commission a registration statement under the Securities Act relating to, any Common Stock or any such other securities, (B) enter into any swap, hedge or other agreement that transfers, in whole or in part, the economic consequence of ownership of Common Stock or such other securities, or (C) publicly disclose the intention to make any such offer, pledge, sale or disposition, or to enter into any such swap, hedge, transaction or arrangement, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, in each case, other than (X) the Shares to be sold hereunder, (Y) the issuance of Equity Awards granted pursuant to the Company’s benefit plans that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as such plans may be amended, or the filing of one or more registration statements on Form S-8 with respect to the issuance of securities under such benefit plans, or (Z) the issuance of shares of Common Stock upon the exercise of, or otherwise pursuant to any such Equity Awards. The Company also agrees that during the Lock-Up Period, other than for the sale of Common Stock hereunder, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for any registration statement on Form S-8 relating to employee benefit plans and any registration statement on Form S-4 concerning the Merger Agreement and the transactions contemplated thereby.
(xiii) During the Lock-Up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or any of the other actions restricted or prohibited under the terms of the form of “lock-up” agreement attached as Exhibit C. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers, directors and shareholders pursuant to Section 6(m) hereof.
(xiv) The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated by this Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and Nasdaq all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act.

(xv) The Company will cooperate with the Underwriter and use its best efforts to permit the Shares to be eligible for clearance, settlement and trading through the facilities of DTC, if required.
(xvi) The Company will promptly notify the Underwriter if the Company ceases to be a Smaller Reporting Company at any time prior to completion of the distribution of the Shares within the meaning of the Securities Act.
(xvii) During a period of five years from the effective date of the Registration Statement, the Company will make available on EDGAR (or any successor or additional filing location required under applicable rules and regulations of the Commission) or furnish to you copies of all reports or other communications (financial or other) furnished to shareholders generally, and will deliver to you (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, and (B) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, the Company will be deemed to have furnished such reports, financial statements and other information to the extent such reports, financial statements and other information is filed with the SEC and publicly available.
(xviii) The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as could require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.
(xix) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) prior to the execution and delivery of this Agreement, and at the time of filing either will pay to the Commission the filing fee for the Rule 462(b) Registration Statement or will give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.
(xx) If so requested by the Underwriter, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Underwriter an “electronic Prospectus” to be used by the Underwriter in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of preliminary prospectus, Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (A) it shall be encoded in an electronic format, reasonably satisfactory to the Underwriter, that may be transmitted electronically by the Underwriter to offerees and purchasers of the Shares, (B) it shall disclose the same information as such paper preliminary prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be, and (C) it shall be in or convertible into a paper format or an electronic format, reasonably satisfactory to the Underwriter, that will allow investors to store and have continuously ready access to such preliminary prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Underwriter, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper preliminary prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.
(xxi) The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to cause or result in or which constitutes or might reasonably be expected to constitute stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(xxii) The Company represents and agrees that, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Shares that could constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; any such free writing prospectus the use of which has been consented to by the Company and the Underwriter is listed on Schedule I hereto.
(xxiii) The Company has complied and will comply with the requirements of Rule 433 applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 to avoid a requirement to file with the Commission any electronic “road show” (as defined in Rule 433).
(xxiv) During the period beginning on the date hereof and ending on the later of the fifth anniversary of the Closing Date or the date on which the Underwriter receives full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Section 8 or Section 9 of this Agreement, the Company shall not, without the prior written consent of the Underwriter, take or permit to be taken any action that could result in the Bank’s common stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance.
(xxv) The Company and its Subsidiaries will comply with all effective applicable provisions of the Sarbanes-Oxley Act of 2002.
Section 5. The Company covenants and agrees with the Underwriter that, whether or not the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (A) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors, (B) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each preliminary prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, any Permitted Testing-the-Waters Communication and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers, (C) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares, (D) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 4(a)(iv), including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey, (E) all fees and expenses in connection with listing the Common Stock (including the Shares) on Nasdaq, (F) the costs, fees and expenses incurred by the Underwriter in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriter’s participation in the offering and distribution of the Shares, including any related filing fees and the reasonable fees and disbursements of counsel to the Underwriter, (G) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriter, (H) the cost and charges of any transfer agent or registrar, (I) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares, (J) the costs and expenses of the Company relating to investor presentations on any Road Show or any Testing-the-Waters Communication undertaken in connection with the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of Road Show slides and graphics, fees and expenses of any consultants engaged in connection with the Road Show presentations with the prior approval of the Company, travel and lodging expenses of the Underwriter, employees and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (K) any other fees and expenses incurred by the Underwriter in connection with the transactions contemplated by this Agreement, and (L) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that the fees and expenses of the Underwriter to be paid or caused to be paid by the Company under this Section 5 shall not exceed $150,000 in the aggregate.

Section 6. The obligations of the Underwriter hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:
(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Securities Act and in accordance with Section 4(a)(i) hereof; all material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective prior to the execution and delivery of this Agreement; the Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.
(b) The respective representations and warranties of the Company and the Bank contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each of the Company and the Bank shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be, with respect to the Company and the Bank.
(c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading, or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.
(d) (i) Neither the Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary, and (B) there shall not have been any Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.
(e) The Underwriter shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, satisfactory to the Underwriter, to the effect (A) set forth in Section 6(b) (with respect to the respective representations, warranties, agreements and conditions of the Company and the Bank) and Section 6(c), (B) that none of the situations set forth in clause (i) or (ii) of Section 6(d) shall have occurred, and (C) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;
(f) On the Closing Date or Option Closing Date, as the case may be, Warner Norcross + Judd LLP, counsel for the Company, shall have furnished to the Underwriter their favorable written opinion and negative assurance letter, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A hereto and to such further effect as counsel for the Underwriter may reasonably request.
(g) The Company shall have furnished or caused to be furnished to the Underwriter on the date hereof and on the Closing Date and each Option Closing Date, certificates of the chief financial officer of the Company substantially in the form of Exhibit B hereto.

(h) Each of Plante & Moran, PLLC, with respect to the Company, and Rehmann LLC, with respect to FETM, shall have furnished to the Underwriter a letter, dated the date of this Agreement, in form and substance satisfactory to the Underwriter, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and each Issuer Free Writing Prospectus, if any, including, in the Plante & Moran, PLLC letter, compliance of the pro forma financial statements included in the Company’s Current Report on Form 8-K filed on July 25, 2024 with Rule 11-02 of Regulation S-X and confirmation that nothing came to their attention which caused them to believe that, during the period from the date of the unaudited amounts shown in the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 7, 2024 to the cut-off date of no more than three business days prior to delivery thereof, there was any change in the capital stock, short-term debt, long-term debt or deposits of the consolidated Company.
(i) On the Closing Date or Option Closing Date, as the case may be, the Underwriter shall have received from each of Plante & Moran, PLLC, with respect to the Company, and Rehmann LLC, with respect to FETM, a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that it reaffirms the statements made in its letter or letters furnished pursuant to Section 6(h), except that the specified date referred to therein for the carrying out of procedures shall be not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.
(j) On each Closing Date and Option Closing Date, the Underwriter shall have received the opinion of Hunton Andrews Kurth LLP, counsel for the Underwriter in connection with the offer and sale of the Shares, in form and substance satisfactory to the Underwriter, dated as of such date.
(k) The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on Nasdaq, subject to official notice of issuance.
(l) FINRA shall have raised no objection with respect to the fairness and reasonableness of the underwriting terms and conditions.
(m) The Underwriter shall have received “lock-up” agreements, each substantially in the form of Exhibit C hereto, from the officers and directors of the Company listed on Schedule IV hereto and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.
(n) On or prior to the Closing Date or Option Closing Date, as the case may be, the Company shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter shall reasonably request.
(o) On or after the Applicable Time there shall not have occurred any of the events, circumstances or occurrences set forth in Section 11.
(p) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or any Date of Delivery, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, or any Date of Delivery, as the case may be, prevent the sale of the Shares.
(q) The Underwriter shall have received, on and as of the Closing Date, satisfactory evidence of the good standing of the Company and the Bank in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Underwriter may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.
(r) Prior to the Closing Date, the Shares shall be eligible for clearance, settlement and trading in book-entry-only form through the facilities of DTC.

(s) Upon request of the Underwriter, the Company shall furnish, or cause to be furnished, to the Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by the Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.
If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Shares on a Date of Delivery which is after the Closing Date, the obligations of the Underwriter to purchase the Option Shares, may be terminated, subject to the provisions of Section 12, by the Underwriter by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 5, Section 8 and Section 12.
Section 7. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
Section 8.
(a) Indemnification of Underwriter. The Company and the Bank, jointly and severally, agree to indemnify and hold harmless the Underwriter, its affiliates (as such term is defined in Rule 501(b) of the Securities Act Regulations (each, an “Affiliate”)), partners, selling agents, officers and directors and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:
(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Company;
(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against, or appearing as a witness or providing information or documents in connection with any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;
provided, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of Company, Directors and Officers. The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the Base Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.
(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate in such action and retain its own counsel at its own expense in the defense of any such action; provided, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
Section 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank, on the one hand, and the Underwriter, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Bank, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
The relative benefits received by the Company and the Bank, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Bank, on the one hand, and the total underwriting discount received by the Underwriter, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Shares as set forth on the cover of the Prospectus.

The relative fault of the Company and the Bank, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Bank or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Bank, and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by the Underwriter in connection with the Shares underwritten by it and distributed to the public.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
For purposes of this Section 9, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Underwriter’s Affiliates, officers, directors and selling agents shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.
Section 10.
(a) If the Underwriter defaults in its obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that the Underwriter agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriter is obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Underwriter may make arrangements satisfactory to the Company for the purchase of such Shares by other persons. If the Underwriter so defaults and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the total number of Shares that the Underwriter is obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Underwriter and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 12, without liability on the part of the Company, except as provided in Section 12. Nothing herein will relieve the Underwriter from liability for any default by the Underwriter.
(b) In the event of any such default which does not result in a termination of this Agreement, either the Underwriter or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days, in order to effect any required changes to the Registration Statement or Prospectus or any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for the Underwriter under this Section 10.

Section 11. Notwithstanding anything herein contained, this Agreement (or the obligations of the Underwriter with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 12, in the absolute discretion of the Underwriter, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the New York Stock Exchange or on Nasdaq shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company or any Subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, or (e) there has occurred any other Material Adverse Effect, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares.
If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 5 and Section 12 hereof; provided, that the provisions of Section 8 shall at all times be effective and shall survive such termination.
Section 12.
(a) The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares.
(b) If this Agreement is terminated pursuant to Section 6, Section 10 or Section 11 or if for any reason the purchase of any of the Shares by the Underwriter is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5, the respective obligations of the Company and the Underwriter pursuant to Section 8 and the provisions of Section 10 and Section 11 shall remain in effect and, if any Shares have been purchased hereunder, the representations and warranties in Section 1 and all obligations under Section 5, Section 6 and Section 8 shall also remain in effect.
(c) If this Agreement shall be terminated by the Underwriter under Section 6 or Section 11 or otherwise because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriter’s obligations cannot be fulfilled, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.
Section 13. This Agreement shall inure to the benefit of and be binding upon the Company, the Bank, the Underwriter, the indemnified parties referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation, other than the Underwriter, the Company, the Bank, and the indemnified parties referred to herein and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from the Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.
Section 14. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed, transmitted or electronically transmitted by any standard form of telecommunication. Notices to the Underwriter shall be given to it at D.A. Davidson & Co., 757 3rd Avenue, Suite 1902, New York, New York 10017 (e-mail: dadcoofferings@dadco.com), Attention: Equity Capital Markets, with a copy (which shall not constitute notice) to Hunton Andrews Kurth LLP, 1445 Ross Avenue, Suite 3700, Dallas, Texas 75202 (e-mail:bwhitaker@hunton.com), Attention: Beth A. Whitaker. Notices to the Company shall be given to it at ChoiceOne Financial Services, Inc., 109 East Division, Sparta, Michigan 49345; Attention: Kelly J. Potes, with a copy to (which shall not constitute notice): Warner Norcross + Judd LLP, 1500 Warner Building, 150 Ottawa Avenue, N.W., Grand Rapids, Michigan 49503 (e-mail: cgoode@wnj.com), Attention: Charlie Goode.

Section 15. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means shall constitute effective execution and delivery of this Agreement by the parties hereto and may be used in lieu of the original signature pages to this Agreement for all purposes.
Section 16. THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREUNDER AND ANY CLAIMS, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.
Section 17.
(a) The parties hereby submit to the jurisdiction of and venue in the state and federal courts located in the City of New York, New York, in connection with any dispute related to this Agreement including, without limitation, any suit or proceeding arising out of or relating to this Agreement, any transaction contemplated hereby, the Pricing Prospectus, the Prospectus, Registration Statement, the offering of the Shares or any other matter contemplated hereby. The Company and the Bank irrevocably and unconditionally waives any objection to the laying of venue of any such suit or proceeding arising out of or relating to this Agreement, the Pricing Prospectus, the Prospectus, the Registration Statement, the offering of the Shares or any transactions contemplated hereby in a New York Court, and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.
(b) The Company and the Bank acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Bank, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any of its shareholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Bank with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company or the Bank on other matters) or any other obligation to the Company or the Bank except the obligations expressly set forth in this Agreement, and (iv) each of the Company and the Bank has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Bank severally agree that each will not claim that the Underwriter has rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company or any of its Subsidiaries, in connection with such transaction or the process leading thereto.
(c) The Company acknowledges that the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Underwriter’s investment banking divisions. The Company acknowledges that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

(d) Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriter imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
(e) This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Bank, and the Underwriter with respect to the subject matter hereof.
(f) THE COMPANY, THE BANK, AND THE UNDERWRITER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(g) TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT, EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
(h) This Agreement may not be amended or modified unless in writing signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The headings herein are for convenience only and shall not affect the construction hereof. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Bank, and the Underwriter.

Very truly yours,
CHOICEONE FINANCIAL SERVICES, INC.

By:	/s/ Kelly J. Potes
Name:	Kelly J. Potes
Title:	Chief Executive Officer

CHOICEONE BANK
By:	/s/ Kelly J. Potes
Name:	Kelly J. Potes
Title:	Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriter in New York, New York as of the date first above written.
 D.A. DAVIDSON & CO.

By:	/s/ Steve Nelson
Name: Steve Nelson
Title: Managing Director

[Signature Page to the Underwriting Agreement]

SCHEDULE I

Issuer Free Writing Prospectus

None.

 Electronic Road Shows or Other Written Communications

None.

 Pricing Information Conveyed Orally to Investors

The public offering price per share for the Shares is $25.00.

The number of Firm Shares to be purchased by the Underwriter is 1,200,000 Shares.

The number of Option Shares to be purchased at the option of the Underwriter is up to 180,000 Shares.

Schedule I

SCHEDULE II

Permitted Written Testing-the-Waters Communications

None.

Schedule II

SCHEDULE III

Subsidiaries of the Company

•	ChoiceOne Bank
•	ChoiceOne Insurance Agencies, Inc.
•	CONEB Real Estate Holdings, LLC
•	109 Technologies, LLC
•	Community Shores Capital Trust I

Subsidiaries of FETM

•	The State Bank
•	Fentura Holdings, LLC
•	Community Bank Services, Inc.
•	Fentura Financial Capital Trust I
•	Fentura Financial Capital Trust II

Schedule III

SCHEDULE IV

Directors, Executive Officers and Shareholders
Subject to the Lock-Up Agreement

Directors
•	Kelly J. Potes
•	Jack G. Hendon
•	Greg L. Armock
•	Keith Brophy
•	Michael J. Burke, Jr.
•	Harold J. Burns
•	Eric E. Burrough
•	Dr. Curt E. Coulter
•	Bruce John Essex, Jr.
•	Gregory A. McConnell
•	Bradley F. McGinnis
•	Roxanne M. Page
•	Michelle M. Wendling

Executive Officers Who Are Not Directors
•	Adom J. Greenland
•	Bradley A. Henion

Schedule IV

EXHIBIT A

Form Opinion Of Counsel To The Company

[Intentionally omitted.]

Exhibit A

EXHIBIT B

Chief Financial Officer’s Certificate

[Intentionally omitted.]

Exhibit B

EXHIBIT C
Form of Lock-up Agreement

[Intentionally omitted.]

Exhibit C